UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22137

Oppenheimer Master Loan Fund, LLC

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 6/30/2017

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS June 30, 2017 Unaudited

	Principal Amount	Value
Corporate Loans—92.1%
Consumer Discretionary—32.5%
Auto Components—0.3%
FPC Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.296%, 11/19/19[1]	$ 1,155,999	$ 1,135,769
Tower Automotive Holdings USA LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 3/7/24[1]	3,922,773	3,930,128

		5,065,897
Automobiles—0.6%
Federal-Mogul Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche C, 4.75%-4.98%, 4/15/21[1]	10,014,807	10,055,497
Distributors—4.7%
Albertsons LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B4, 3.976%, 8/25/21[1]	4,765,641	4,779,056
Tranche B6, 4.302%, 6/22/23[1]	4,194,692	4,213,711
Ascena Retail Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 8/21/22[1]	4,095,974	3,488,406
Bass Pro Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.239%, 6/5/20[1]	4,873,991	4,870,905
Tranche B, 6.296%, 12/15/23[1]	7,970,000	7,762,924
BJ’s Wholesale Club, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 2/3/24[1]	1,246,163	1,210,985
Burlington Coat Factory Warehouse Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 3.75%, 8/13/21[1]	1,895,000	1,902,106
CWGS Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.736%-4.976%, 11/8/23[1]	2,506,084	2,522,686
Gymboree Corp. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 2/23/18[1,2]	16,287,027	5,781,895
Gymboree Corp. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Debtor in Possession, 13.242%, 12/11/17[1]	424,997	424,997
Harbor Freight Tools USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.476%, 8/18/23[1]	4,104,535	4,109,382
JC Penney Corp., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.304%, 6/23/23[1]	5,099,250	5,046,983
Leslie’s Poolmart, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.871%, 8/16/23[1]	1,384,538	1,390,163
Men’s Wearhouse, Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%-4.563%, 6/18/21[1]	1,787,214	1,715,725
Michaels Stores, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 3.75%-3.976%, 1/30/23[1]	2,491,295	2,488,849
Nature’s Bounty Co. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.796%, 5/5/23[1]	2,348,200	2,353,777
Party City Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.86%-4.30%, 8/19/22[1]	2,054,475	2,058,327
Petco Animal Supplies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 4.037%, 1/26/23[1]	5,760,924	5,206,435
PetSmart, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.02%, 3/11/22[1]	9,358,749	8,714,605

1        OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Distributors (Continued)
SUPERVALU, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.726%, 6/2/24[1]	$ 2,778,038	$ 2,698,169

		72,740,086
Diversified Consumer Services—1.1%
4L Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%-7.75%, 5/8/20[1]	1,745,980	1,636,856
IQOR US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 4/1/21[1]	3,838,640	3,823,048
IQOR US, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.75%, 4/1/22[1]	930,036	890,510
Nord Anglia Education Finance, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.554%, 3/31/21[1]	9,989,169	10,020,385

		16,370,799
Hotels, Restaurants & Leisure—8.1%
Amaya Holdings BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.796%, 8/1/21[1]	3,697,332	3,708,631
AMC Entertainment Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.406%, 12/15/22[1]	470,000	471,910
American Casino & Entertainment Properties, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.476%, 7/7/22[1]	708,203	713,515
AMF Bowling Centers, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.045%, 9/19/23[1]	4,902,680	4,919,021
Boyd Gaming Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.612%, 9/15/23[1]	2,727,283	2,734,832
Caesars Entertainment Operating Co., Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B5, 1.50%, 3/1/18[1,3]	522,597	608,172
Caesars Entertainment Operating Co., Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche B, 3.553%, 4/3/24[1]	6,575,000	6,562,672
Caesars Entertainment Operating Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B4, 1.50%, 12/31/17[1,3]	757,344	965,614
Tranche B6, 1.50%, 3/1/18[1,3]	2,052,256	2,444,750
Tranche B7, 1.50%, 1/28/18[1,3]	1,517,434	1,891,102
Caesars Entertainment Resort Properties LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.545%, 10/11/20[1]	14,621,660	14,694,769
Caesars Growth Properties Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.226%, 5/8/21[1]	11,120,699	11,176,302
CEC Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.226%, 2/12/21[1]	2,726,235	2,717,290
CityCenter Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.494%, 4/18/24[1]	2,730,000	2,737,800
Delta 2 Lux Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.504%, 2/1/24[1]	6,967,020	6,981,170
Eldorado Resorts, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.197%, 4/17/24[1]	4,528,650	4,502,470
ESH Hospitality, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.726%, 8/30/23[1]	1,114,400	1,119,873

2        OPPENHEIMER MASTER LOAN FUND, LLC

	Principal Amount	Value
Hotels, Restaurants & Leisure (Continued)
Everi Payments, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.754%, 5/9/24[1]	$ 3,520,000	$ 3,551,902
Four Seasons Hotels Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.726%, 11/30/23[1]	1,203,950	1,217,387
Gateway Casinos & Entertainment Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.046%, 2/22/23[1]	1,075,000	1,085,750
Golden Nugget, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 11/21/19[1]	4,849,262	4,918,970
La Quinta Intermediate Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.772%, 4/14/21[1]	3,461,181	3,480,089
MGM Growth Properties Operating Partnership LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.476%, 4/25/23[1]	1,396,465	1,400,305
Penn National Gaming, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.726%, 1/19/24[1]	768,075	772,670
RHP Hotel Properties LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.406%, 5/11/24[1]	932,663	935,771
Scientific Games International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 5.01%-5.226%, 10/1/21[1]	9,030,484	9,130,460
SeaWorld Parks & Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B5, 4.296%, 4/1/24[1]	1,173,745	1,173,115
Station Casinos LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.50%, 6/8/23[1]	7,739,449	7,770,863
Weight Watchers International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.24%-4.25%, 4/2/20[1]	21,863,966	21,136,880

		125,524,055
Household Durables—1.4%
Coty, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.483%, 10/27/22[1]	1,066,938	1,073,606
HLF Financing Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.726%, 2/15/23[1]	3,164,531	3,196,177
Prestige Brands, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 3.976%, 1/26/24[1]	2,254,226	2,267,710
Revlon Consumer Products Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.726%, 9/7/23[1]	6,232,950	5,826,512
Serta Simmons Bedding LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.538%, 11/8/23[1]	7,765,538	7,763,922
Tumi Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.476%, 8/1/23[1]	943,291	950,955

		21,078,882
Media—15.8%
Altice Financing SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.902%, 7/15/25[1]	3,815,000	3,807,847
Altice US Finance I Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.241%, 7/28/25[1]	3,157,550	3,159,918
Camelot Finance LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.726%, 10/3/23[1]	3,076,789	3,098,582

3        OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Media (Continued)
CBS Radio, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.803%, 3/2/24[1]	$ 1,670,000	$ 1,679,046
Charter Communications Operating LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche E, 3.23%, 7/1/20[1]	984,870	988,487
Tranche F, 3.23%, 1/3/21[1]	984,870	988,769
Tranche H, 3.23%, 1/15/22[1]	1,444,033	1,449,448
Tranche I, 3.30%, 1/15/24[1]	1,528,392	1,535,929
Checkout Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.726%, 4/9/21[1]	6,454,713	5,404,673
Clear Channel Communications, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 7.976%, 1/30/19[1]	37,216,428	30,517,471
Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche E, 8.726%, 7/30/19[1]	4,206,170	3,449,059
CSC Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.244%, 7/17/25[1]	2,922,250	2,917,685
Deluxe Entertainment Services Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.621%-6.672%, 2/28/20[1]	4,268,258	4,270,926
DigitalGlobe, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.976%, 1/15/24[1]	3,104,400	3,112,161
Getty Images, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.796%, 10/18/19[1]	1,881,607	1,739,702
Gray Television, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.483%, 2/7/24[1]	468,822	472,455
Harland Clarke Holdings Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B5, 7.296%, 12/31/21[1]	2,731,116	2,748,186
Tranche B6, 6.796%, 2/9/22[1]	4,160,286	4,171,726
Intelsat Jackson Holdings SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 3.887%, 6/30/19[1]	3,900,000	3,872,376
ION Media Networks, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.181%, 12/18/20[1]	7,227,945	7,268,602
Legendary Pictures, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.296%, 4/22/20[1]	6,925,000	6,933,656
Liberty Cablevision of Puerto Rico LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.523%, 1/7/22[1]	6,409,094	6,368,236
Lions Gate Entertainment Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.226%, 12/8/23[1]	4,180,063	4,205,665
Mediacom Illinois LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche K, 3.44%, 2/15/24[1]	573,563	577,685
MediArena Acquisition BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.75%, 8/13/21[1]	4,729,727	4,406,038
Mergermarket USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.726%, 2/4/21[1]	1,697,082	1,697,082
MH Sub I LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.976%, 7/8/21[1]	4,794,716	4,838,918
Mission Broadcasting, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.789%-7.25%, 1/17/24[1]	1,343,268	1,347,828
Monarchy Enterprises Holdings BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.719%, 10/13/22[1]	11,700,000	11,641,500

4        OPPENHEIMER MASTER LOAN FUND, LLC

	Principal Amount	Value
Media (Continued)
NEP/NCP Holdco, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.476%, 1/22/20[1]	$ 4,913,914	$ 4,928,248
Tranche B, 4.496%, 5/23/23[1]	3,255,000	3,263,138
Nexstar Broadcasting, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.789%-3.994%, 1/17/24[1]	13,380,202	13,433,961
Radiate Holdco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.226%, 2/1/24[1]	7,725,638	7,636,314
Rovi Solutions Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.73%, 7/2/21[1]	1,417,038	1,420,404
Sable International Finance Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.726%, 1/31/25[1]	2,575,000	2,586,588
SFR Group SA, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 3.902%, 7/31/25[1]	1,335,000	1,326,061
Tranche B10, 4.289%, 1/14/25[1]	6,318,250	6,312,608
Sinclair Television Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 3.48%, 1/3/24[1]	4,907,340	4,919,078
Technicolor SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.775%, 12/6/23[1]	2,134,650	2,141,321
Telenet Financing USD LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche AI, 3.651%, 6/30/25[1]	6,075,000	6,084,495
Tribune Media Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.226%, 1/26/24[1]	6,391,405	6,444,332
Univision Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche C5, 3.976%, 3/15/24[1]	10,550,789	10,376,047
UPC Financing Partnership, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche AP, 3.744%, 4/15/25[1]	5,840,000	5,853,870
Virgin Media Bristol LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche I, 3.744%, 1/31/25[1]	7,285,000	7,297,902
WaveDivision Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.79%, 10/15/19[1]	5,335,744	5,351,586
WideOpenWest Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.22%, 8/6/23[1]	6,970,000	6,972,405
Tranche B, 4.702%, 8/18/23[1]	12,083,688	12,105,595
William Morris Endeavor Entertainment LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.48%, 5/6/21[1]	4,845,650	4,871,065
WMG Acquisition Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.685%, 11/1/23[1]	3,633,838	3,639,517

		245,634,191
Multiline Retail—0.3%
Neiman Marcus Group Ltd. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 10/25/20[1]	5,899,476	4,465,166
Specialty Retail—0.2%
Key Safety Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.54%, 8/29/21[1]	3,589,895	3,610,648

5        OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Consumer Staples—2.5%
Beverages—2.3%
1011778 BC ULC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.301%-3.397%, 2/16/24[1]	$ 3,723,648	$ 3,722,874
Dole Food Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%-4.296%, 4/6/24[1]	5,120,000	5,137,828
Hearthside Group Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.226%, 6/2/21[1]	936,174	942,025
Hostess Brands LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.726%, 8/3/22[1]	4,219,161	4,241,134
Jacobs Douwe Egberts International BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.406%, 7/4/22[1]	1,400,000	1,410,063
KFC Holding Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 2.994%, 6/16/23[1]	3,752,423	3,771,966
Landry’s, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.733%-4.232%, 10/4/23[1]	7,194,882	7,182,140
Nomad Foods Europe Midco Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.906%, 5/15/24[1]	2,335,000	2,344,851
NPC International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 4/19/24[1]	905,000	910,091
Post Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.432%, 5/24/24[1]	6,510,000	6,526,275

		36,189,247
Food & Staples Retailing—0.1%
Rite Aid Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche 1, 5.87%, 8/21/20[1]	772,798	778,111
Food Products—0.1%
CSM Bakery Supplies, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 7/3/20[1]	1,261,777	1,198,689
Energy—3.8%
Energy Equipment & Services—3.5%
American Energy-Marcellus LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.284%, 8/4/20[1,2]	4,780,746	3,071,629
California Resources Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 11.375%, 12/31/21[1]	1,815,000	1,930,706
Chesapeake Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.553%, 8/23/21[1]	2,810,000	3,005,823
Drillships Financing Holding, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 6.063%, 3/31/21[1,2]	6,161,180	4,009,899
Drillships Ocean Ventures, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.563%, 7/25/21[1,2]	3,287,757	2,745,277
Eastern Power LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.226%, 10/2/23[1]	6,071,197	6,072,715
Energy Transfer Equity LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.733%, 2/2/24[1]	7,800,000	7,771,444
ExGen Texas Power LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.046%, 9/18/21[1]	5,585,243	3,397,688

6        OPPENHEIMER MASTER LOAN FUND, LLC

	Principal Amount	Value
Energy Equipment & Services (Continued)
Fieldwood Energy LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.171%, 10/1/18[1]	$ 2,049,769	$ 1,976,319
Tranche B, 8.296%, 8/31/20[1]	740,000	699,300
Floatel International Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.296%, 6/27/20[1]	1,205,834	895,332
Gulf Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.55%, 8/25/23[1]	3,632,177	3,405,165
HGIM Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 6/18/20[1]	3,438,746	1,538,839
Larchmont Resources LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche A, 10.00%, 8/7/20[1,4]	113,779	113,211
Limetree Bay Terminals LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.159%, 2/15/24[1]	3,187,013	3,218,883
MEG Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.68%-6.75%, 12/31/23[1]	2,873,075	2,801,846
Pacific Drilling SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 6/3/18[1]	623,666	265,058
Seadrill Operating LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.296%, 2/21/21[1]	6,887,560	4,382,210
Sheridan Production Partners II-A LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.56%, 12/16/20[1]	240,188	202,959
Sheridan Production Partners II-M LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.56%, 12/16/20[1]	89,132	75,317
Ultra Resources, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 4.00%, 4/12/24[1]	2,735,000	2,720,472

		54,300,092
Oil, Gas & Consumable Fuels—0.3%
Sheridan Investment Partners II LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.56%, 12/16/20[1]	1,720,725	1,454,013
Southcross Energy Partners LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.546%, 8/4/21[1]	3,208,723	2,867,796

		4,321,809
Financials—3.9%
Capital Markets—0.7%
Aretec Group, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 8.00%, 11/23/20[1]	1,590,475	1,616,320
Aretec Group, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 5.398%-6.27%, 5/23/21[1,4]	8,955,349	8,865,796

		10,482,116
Commercial Banks—3.0%
Alliant Holdings Intermediate LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.387%, 8/12/22[1]	1,583,561	1,588,633
AmWINS Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.75%-3.795%, 1/25/24[1]	1,970,100	1,973,179
Blucora, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.90%, 5/22/24[1]	1,742,400	1,753,290

7        OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial Banks (Continued)
Capital Automotive LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 3/25/24[1]	$ 1,360,000	$ 1,372,750
DTZ US Borrower LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%-4.546%, 11/4/21[1]	2,319,084	2,322,273
Fly Funding II Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.29%, 2/9/23[1]	2,309,247	2,315,983
Focus Financial Partners LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.432%, 5/22/24[1]	930,000	938,719
HUB International Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.035%, 10/2/20[1]	8,588,256	8,629,909
Hyperion Insurance Group Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 4/29/22[1]	3,592,101	3,621,287
iStar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 7/1/20[1]	6,489,245	6,546,026
NFP Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.796%, 1/8/24[1]	6,014,775	6,050,112
Uniti Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.226%, 10/24/22[1]	6,507,300	6,514,054
USI, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.402%, 5/16/24[1]	3,750,000	3,731,719

		47,357,934
Consumer Finance—0.2%
PGX Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.48%, 9/29/20[1]	2,609,953	2,620,558
PGX Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.00%, 9/29/21[1]	929,455	915,513

		3,536,071
Health Care—5.9%
Health Care Equipment & Supplies—5.4%
21st Century Oncology, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.425%, 4/30/22[1]	1,066,102	1,018,128
Acadia Healthcare Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.156%, 2/16/23[1]	1,062,579	1,071,479
Air Medical Group Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.474%, 4/28/22[1]	1,359,661	1,337,056
Akorn, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 4/16/21[1]	2,969,862	3,003,198
Alliance Healthcare Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%-4.43%, 6/3/19[1]	3,197,076	3,203,735
Ardent Legacy Acquisitions, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.796%, 8/4/21[1]	1,407,600	1,415,518
ASP AMC Merger Sub, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.796%, 4/22/24[1]	4,995,874	4,952,160
Carestream Health, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.147%-5.254%, 6/7/19[1]	1,998,765	1,989,271
Change Healthcare Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.976%, 3/1/24[1]	11,381,475	11,397,477

8        OPPENHEIMER MASTER LOAN FUND, LLC

	Principal Amount	Value
Health Care Equipment & Supplies (Continued)
CHS/Community Health Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche G, 3.795%-3.804%, 12/31/19[1]	$ 1,908,336	$ 1,907,890
Tranche H, 3.952%-4.045%, 1/27/21[1]	6,340,023	6,337,759
DJO Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%-4.476%, 6/8/20[1]	5,675,446	5,623,657
Genoa a QoL Healthcare Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.976%, 10/30/23[1]	1,146,338	1,152,786
Grifols Worldwide Operations USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.436%, 1/31/25[1]	7,700,700	7,721,892
HCA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B8, 3.476%, 2/15/24[1]	1,815,450	1,825,662
Jaguar Holding Co. II, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.046%, 8/18/22[1]	4,743,955	4,750,255
Kinetic Concepts, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.546%, 2/2/24[1]	5,375,000	5,355,962
LifeCare Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche A, 6.546%, 11/30/18[1]	1,729,080	1,461,072
MPH Acquisition Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.296%, 6/7/23[1]	3,862,796	3,876,077
National Mentor Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.296%, 1/31/21[1]	3,812,383	3,827,473
New Trident Holdcorp, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.046%, 7/31/19[1]	1,341,563	1,120,205
Opal Acquisition, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%-5.296%, 11/27/20[1]	3,883,867	3,605,522
Ortho-Clinical Diagnostics, Inc., Sr. Sec Credit Facilities 1st Lien Term Loan, Tranche B, 5.046%, 6/30/21[1]	1,348,257	1,343,624
Select Medical Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.53%-4.65%, 3/6/24[1]	1,356,600	1,369,311
Team Health Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.795%, 2/6/24[1]	3,865,313	3,849,368

		84,516,537
Health Care Providers & Services—0.5%
Kindred Healthcare, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.563%, 4/9/21[1]	6,933,453	6,975,345
Industrials—15.6%
Aerospace & Defense—0.1%
Doncasters US Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.796%, 4/9/20[1]	2,278,341	2,202,871
Commercial Services & Supplies—7.6%
Access CIG LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.057%, 10/18/21[1]	1,562,754	1,574,475
Allied Universal Holdco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.046%, 7/28/22[1]	9,892,093	9,926,715
Asurion LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B4, 4.476%, 8/4/22[1]	9,628,952	9,689,133
Tranche B5, 4.226%, 11/3/23[1]	5,142,163	5,177,516

9        OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial Services & Supplies (Continued)
ATS Consolidated, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.68%, 5/31/24[1]	$ 2,110,000	$ 2,116,594
AVSC Holding Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.56%-4.674%, 4/29/24[1]	3,535,000	3,535,000
Casmar Australia Pty Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.647%-5.677%, 12/8/23[1]	2,238,750	2,277,928
Ceridian HCM Holdings, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.647%-4.726%, 9/15/20[1]	3,209,646	3,196,942
CEVA Group plc, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.539%, 3/19/21[1]	828,360	774,862
CEVA Group plc, Sr. Sec. Credit Facilities Letter of Credit 1st Lien Term Loan, 6.50%-6.539%, 3/19/21[1]	1,667,044	1,559,381
Compass Group Diversified Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.976%, 6/4/21[1]	2,009,700	2,023,517
Crossmark Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.796%, 12/20/19[1]	3,166,240	2,253,308
Engility Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 4.476%, 8/12/20[1]	1,123,875	1,130,759
Tranche B2, 4.976%, 8/14/23[1]	2,989,831	3,023,156
First Advantage, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.546%, 6/30/22[1]	1,792,589	1,651,423
First American Payment Systems LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.75%, 1/5/24[1]	1,816,042	1,820,582
Garda World Security Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.226%, 5/24/24[1]	5,477,082	5,511,314
IG Investments Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.296%, 10/31/21[1]	4,638,375	4,686,220
Inmar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 5/1/24[1]	5,310,000	5,308,896
iPayment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.402%, 4/11/23[1]	2,440,000	2,464,400
KUEHG Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.046%, 8/12/22[1]	3,920,126	3,945,853
Laureate Education, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.726%, 4/26/24[1]	5,376,525	5,403,408
Livingston International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 5.546%, 4/18/19[1]	1,242,394	1,209,004
Livingston International, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.546%, 4/17/20[1]	551,135	518,067
LS Deco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.796%, 5/21/22[1]	1,894,955	1,916,273
Monitronics International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 6.796%, 9/30/22[1]	4,557,370	4,606,362
Novitex Acquisition LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.068%, 7/7/20[1]	1,947,237	1,947,237
Sabre GLBL, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.976%, 2/22/24[1]	5,761,960	5,809,807
SourceHOV LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.046%, 10/31/19[1]	1,527,213	1,520,532

10        OPPENHEIMER MASTER LOAN FUND, LLC

	Principal Amount	Value
Commercial Services & Supplies (Continued)
Trans Union LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 3.726%, 4/9/23[1]	$535,852	$540,158
Travelport Finance Luxembourg Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.289%, 9/2/21[1]	9,709,388	9,746,662
XPO Logistics, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.108%, 11/1/21[1]	11,344,000	11,386,540

		118,252,024
Electrical Equipment—0.1%
Applied Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.546%, 1/25/21[1]	1,431,025	1,441,161
Industrial Conglomerates—2.5%
Apex Tool Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 1/31/20[1]	565,512	551,374
Clark Equipment Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.924%, 5/18/24[1]	2,508,713	2,516,944
CPI Acquisition, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.834%, 8/17/22[1]	1,686,923	1,484,493
Gardner Denver, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.546%, 7/30/20[1]	1,859,218	1,865,725
Gates Global LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.546%, 4/1/24[1]	4,281,135	4,290,947
Generac Power Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.422%, 5/31/23[1]	2,212,793	2,219,708
Harsco Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 11/2/23[1]	1,502,450	1,530,621
Hillman Group, Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.796%, 6/30/21[1]	2,761,212	2,782,496
MACOM Technology Solutions Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.421%, 5/17/24[1]	2,510,000	2,504,511
Milacron LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.226%, 9/28/23[1]	1,805,925	1,812,697
RBS Global, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%-3.976%, 8/21/23[1]	3,503,395	3,509,088
TransDigm, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche F, 4.226%, 6/9/23[1]	5,077,379	5,078,171
Vertiv Intermediate Holding II Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.226%, 11/30/23[1]	5,322,198	5,348,745
Wencor Group, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.796%, 6/19/21[1]	1,155,299	1,125,454
WP CPP Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.539%, 12/28/19[1]	1,819,744	1,758,327

		38,379,301
Machinery—0.1%
International Equipment Solutions LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.296%, 8/16/19[1]	1,285,662	1,263,162

11        OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Road & Rail—3.4%
Air Canada, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.46%, 10/6/23[1]	$1,390,000	$1,397,530
American Airlines, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 3.724%, 4/28/23[1]	1,871,100	1,876,687
Tranche B, 3.494%, 12/14/23[1]	4,210,000	4,217,140
Arctic LNG Carriers Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.726%, 5/18/23[1]	2,805,000	2,806,753
Avolon TLB Borrower 1 US LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.743%, 3/21/22[1]	15,680,000	15,822,798
Commercial Barge Line Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 9.976%, 11/12/20[1]	2,925,075	2,548,472
Delos Finance Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.546%, 10/6/23[1]	980,000	986,212
Kenan Advantage Group, Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 4.226%, 7/29/22[1]	2,850,647	2,855,102
Tranche B2, 4.226%, 7/29/22[1]	866,889	868,244
United Airlines, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.232%, 4/1/24[1]	2,169,563	2,180,139
Western Express, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.304%, 2/23/22[1]	12,017,200	12,150,591
YRC Worldwide, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.726%, 2/13/19[1]	4,731,054	4,616,718

		52,326,386
Trading Companies & Distributors—0.2%
Orchard Acquisition Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.313%, 2/8/19[1]	5,857,466	2,762,774
Transportation Infrastructure—1.6%
American Axle & Manufacturing, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.22%, 4/6/24[1]	3,960,000	3,944,655
Cooper-Standard Automotive, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.546%, 11/2/23[1]	1,421,429	1,423,872
Dayco Products LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.917%, 5/19/23[1]	2,050,000	2,047,438
Navistar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 8/7/20[1]	5,067,797	5,127,978
Superior Industries International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.657%, 3/22/24[1]	3,060,000	3,052,350
TI Group Automotive Systems LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.976%, 6/30/22[1]	8,170,031	8,180,243
Visteon Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.274%-3.546%, 3/24/24[1]	1,517,967	1,526,031

		25,302,567
Information Technology—11.3%
Communications Equipment—0.2%
Birch Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.55%, 7/17/20[1]	4,811,264	3,552,315

12        OPPENHEIMER MASTER LOAN FUND, LLC

	Principal Amount	Value
Electronic Equipment, Instruments, & Components—0.2%
Aricent Technologies, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%-5.639%, 4/14/21[1]	$3,129,209	$3,142,249
Internet Software & Services—10.7%
Abacus Innovations Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.50%, 8/16/23[1]	3,776,025	3,808,593
Almonde, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.736%, 6/13/24[1]	6,545,000	6,554,444
Avaya, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B7, 6.282%, 5/29/20[1,2]	19,195,024	15,483,992
Avaya, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Debtor in Possession, 8.50%, 1/24/18[1]	3,470,000	3,583,861
Blackboard, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 6.023%, 6/30/21[1]	4,080,879	4,079,858
BMC Software Finance, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.226%, 9/10/22[1]	5,874,486	5,895,047
Cavium, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.238%, 8/16/22[1]	1,941,707	1,951,416
Colorado Buyer, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.064%, 5/1/24[1]	3,443,000	3,467,962
Compuware Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 5.55%, 12/15/21[1]	3,165,199	3,181,873
Cypress Semiconductor Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.74%, 7/5/21[1]	3,938,846	3,982,666
Dell International LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.73%, 9/7/23[1]	12,233,602	12,298,048
Epicor Software Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.98%, 6/1/22[1]	2,677,332	2,679,006
First Data Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 3.466%, 7/8/22[1]	2,240,509	2,239,886
Tranche B, 3.491%, 4/26/24[1]	5,717,796	5,722,799
Genesys Telecommunications Laboratories, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.296%, 12/1/23[1]	2,238,750	2,255,541
Go Daddy Operating Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.726%, 2/15/24[1]	4,006,586	4,020,108
Infor US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.046%, 2/1/22[1]	4,696,746	4,674,939
Informatica Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.796%, 8/5/22[1]	4,961,466	4,961,982
Internap Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.99%, 4/6/22[1]	1,515,000	1,539,619
Ivanti Software, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.48%, 1/20/24[1]	2,110,015	2,102,763
MA FinanceCo LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 3.90%, 4/29/24[1]	1,361,724	1,363,256
Tranche B2, 3.65%, 11/19/21[1]	2,805,000	2,805,878
MaxLinear, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.906%, 5/13/24[1]	1,605,000	1,606,003
Micron Technology, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.80%, 4/26/22[1]	468,816	473,321

13        OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Internet Software & Services (Continued)
Microsemi Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.241%, 1/15/23[1]	$ 1,612,888	$ 1,619,104
ON Semiconductor Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.476%, 3/31/23[1]	1,238,398	1,241,881
Polycom, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%-6.476%, 9/27/23[1]	2,132,233	2,159,775
Premiere Global Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.50%, 12/8/21[1]	1,134,816	1,135,761
Quest Software US Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.226%, 10/31/22[1]	3,361,842	3,420,324
Riverbed Technology, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.48%, 4/25/22[1]	4,037,749	3,987,839
Science Applications International Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.563%, 5/4/22[1]	1,970,000	1,984,775
Seattle SpinCo, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.90%, 6/21/24[1]	9,197,993	9,208,340
Solera LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.476%, 3/3/23[1]	1,159,131	1,163,478
Sophia LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.546%, 9/30/22[1]	1,174,849	1,173,695
Synchronoss Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.082%, 1/19/24[1]	4,395,000	4,332,371
Tempo Acquisition LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.15%, 5/1/24[1]	7,012,000	7,034,642
Tessera Holding Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.295%, 12/1/23[1]	4,442,675	4,487,102
TIBCO Software, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.73%, 12/4/20[1]	5,753,103	5,790,821
TTM Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.476%, 5/31/21[1]	2,304,370	2,347,577
Uber Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 7/13/23[1]	927,988	929,147
Veritas US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 5.721%, 1/27/23[1]	4,643,649	4,658,160
Western Digital Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.976%, 4/29/23[1]	7,058,878	7,112,370
Zebra Technologies Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.60%, 10/27/21[1]	1,127,398	1,133,745

		165,653,768
Office Electronics—0.0%
BMC Foreign Holding Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.296%, 9/10/22[1]	479,686	480,285
Software—0.2%
Securus Technologies Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.75%, 4/30/20[1]	3,215,276	3,218,491
Tranche B2, 5.476%, 4/30/20[1]	430,894	430,670

		3,649,161

14        OPPENHEIMER MASTER LOAN FUND, LLC

	Principal Amount	Value
Materials—8.0%
Chemicals—2.8%
Alpha 3 BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 4.296%, 1/31/24[1]	$ 1,535,000	$ 1,541,524
CeramTec Acquisition Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 3.952%, 8/30/20[1]	261,366	263,327
CeramTec Service GmbH, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 3.952%, 8/30/20[1]	2,170,449	2,186,727
Tranche B3, 3.952%, 8/30/20[1]	653,221	658,120
Emerald Performance Materials LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.726%, 7/30/21[1]	2,309,457	2,329,088
Ferro Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.726%, 2/14/24[1]	1,366,575	1,375,116
Huntsman International LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.993%, 4/1/23[1]	4,261,795	4,284,408
Ineos Styrolution US Holding LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.046%, 3/29/24[1]	2,368,115	2,385,876
Ineos US Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 3.976%, 3/31/22[1]	3,411,731	3,426,125
Tranche B, 3.976%, 4/1/24[1]	1,258,675	1,265,755
MacDermid, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B6, 4.226%, 6/7/23[1]	1,221,938	1,226,647
OCI Beaumont LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.025%, 8/20/19[1]	2,116,345	2,142,800
Road Infrastructure Investment LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 6/13/23[1]	1,458,975	1,468,823
Royal Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.546%, 6/20/22[1]	3,405,705	3,434,228
Solenis International LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.274%-4.304%, 7/31/21[1]	807,657	811,127
Tronox Pigments BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.796%, 3/19/20[1]	6,397,660	6,449,334
Univar USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.976%, 7/1/22[1]	7,123,128	7,137,224
Versum Materials, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.796%, 9/29/23[1]	1,950,263	1,970,984

		44,357,233
Construction Materials—1.6%
American Builders & Contractors Supply Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.726%, 10/31/23[1]	1,655,850	1,661,485
Continental Building Products Operating Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.796%, 8/18/23[1]	3,559,924	3,591,814
HD Supply, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 3.897%, 8/13/21[1]	2,296,331	2,304,942
Tranche B2, 4.046%, 10/17/23[1]	2,952,688	2,970,528
Quikrete Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.976%, 11/15/23[1]	8,258,500	8,252,769

15        OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Construction Materials (Continued)
Realogy Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.476%, 7/20/22[1]	$ 3,814,556	$ 3,845,073
VC GB Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.976%, 2/28/24[1]	2,159,696	2,175,893

		24,802,504
Containers & Packaging—1.4%
Berry Plastics Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche I, 3.524%-3.726%, 10/1/22[1]	6,236,586	6,251,011
Tranche J, 3.524%, 1/19/24[1]	957,600	959,462
BWAY Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.233%, 4/3/24[1]	3,905,000	3,906,394
KIK Custom Products, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%-5.793%, 8/26/22[1]	1,039,665	1,051,143
Reynolds Group Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.226%, 2/5/23[1]	5,483,839	5,501,832
SIG Combibloc US Acquisition, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.226%, 3/11/22[1]	4,009,987	4,036,998

		21,706,840
Metals & Mining—2.0%
Murray Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B2, 8.546%, 4/16/20[1]	19,635,338	19,230,359
Tranche B3, 9.046%, 4/17/20[1]	7,656,363	7,551,088
Peabody Energy Corp., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 5.726%, 3/31/22[1]	3,645,863	3,647,004

		30,428,451
Paper & Forest Products—0.2%
Signode Industrial Group US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.976%-4.046%, 5/1/21[1]	3,509,296	3,509,296
Telecommunication Services—5.2%
Diversified Telecommunication Services—5.2%
CenturyLink, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.931%, 1/31/25[1]	14,620,000	14,479,019
Cincinnati Bell, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 9/10/20[1]	4,961,339	5,000,102
Consolidated Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.23%, 10/5/23[1]	578,368	582,272
Tranche B2, 4.00%, 10/5/23[1]	3,540,000	3,563,895
Digicel International Finance Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.92%, 5/27/24[1]	2,730,000	2,751,613
FairPoint Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%, 2/14/19[1]	1,619,346	1,624,913
Frontier Communications Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.939%, 6/15/24[1]	4,640,000	4,576,200
Global Tel*Link Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.046%, 5/23/20[1]	5,658,462	5,663,770

16        OPPENHEIMER MASTER LOAN FUND, LLC

	Principal Amount	Value
Diversified Telecommunication Services (Continued)
IPC Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 8/6/21[1]	$ 3,284,371	$ 3,120,152
IPC Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.54%, 2/4/22[1]	1,968,972	1,693,316
Level 3 Financing, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.241%, 2/22/24[1]	3,780,000	3,793,389
LTS Buyer LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.546%, 4/13/20[1]	8,352,644	8,398,725
SBA Senior Finance II LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.48%, 3/24/21[1]	2,447,385	2,455,804
SBA Senior Finance II LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.48%, 6/10/22[1]	1,960,000	1,964,165
West Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B12, 3.726%-3.796%, 6/17/23[1]	14,726,392	14,750,323
Windstream Services LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B6, 5.00%, 3/29/21[1]	1,503,638	1,500,818
Zayo Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.50%, 1/19/24[1]	5,231,381	5,242,827

		81,161,303
Utilities—3.4%
Electric Utilities—3.4%
Calpine Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B5, 4.05%, 1/15/24[1]	4,494,190	4,494,190
Tranche B7, 4.05%, 5/31/23[1]	590,526	590,895
Dayton Power & Light Co. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.48%, 8/24/22[1]	2,945,200	2,993,943
Dynegy, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche C, 4.476%, 2/7/24[1]	9,342,585	9,333,158
EFS Cogen Holdings I LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.80%, 6/28/23[1]	1,904,626	1,920,101
InterGen NV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.80%, 6/12/20[1]	3,603,752	3,603,752
MRP Generation Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.296%, 10/18/22[1]	1,111,600	1,047,683
NRG Energy, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.546%, 6/30/23[1]	11,356,991	11,348,882
Sandy Creek Energy Associates LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.296%, 11/9/20[1]	6,627,251	5,044,995
Talen Energy Supply LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.226%, 7/15/23[1]	4,900,406	4,573,711
Vistra Operations Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 3.743%-3.976%, 8/4/23[1]	6,351,966	6,302,960
Tranche C, 3.743%, 8/4/23[1]	1,456,917	1,444,715

		52,698,985

Total Corporate Loans (Cost $1,438,816,436)		1,431,273,808
Corporate Bonds and Notes—0.5%
Altice US Finance I Corp., 5.50% Sr. Sec. Nts., 5/15/26[5]	3,734,000	3,930,035

17        OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Corporate Bonds and Notes (Continued)
Erickson Air-Crane, Inc., 6% Sub. Nts., 11/2/20[2]	$ 644,070	$1
Peabody Energy Corp., 6.375% Sr. Sec. Nts., 3/31/25[5]	3,890,000	3,846,237

Total Corporate Bonds and Notes (Cost $8,291,231)		7,776,273
	Shares
Common Stocks—2.2%
Arch Coal, Inc., Cl. A	353,989	24,048,228
Aretec Group, Inc.[6]	63,355	1,033,478
Everyware Global, Inc.[6]	106,918	801,885
ION Media Networks, Inc.[6]	6,081	2,304,699
Larchmont Resources LLC[6]	136	47,023
Mach Gen LLC[6]	34,118	93,824
Media General, Inc.[6,7]	781,336	1,586,112
Millennium Corporate Claim Litigation Trust[6]	5,431	54
Millennium Lender Claim Litigation Trust[6]	10,862	109
New Millennium Holdco, Inc.[6]	111,266	1,113
Nexstar Media Group, Inc., Cl. A	52,820	3,158,636
Quicksilver Resources, Inc.[6]	11,634,576	245,490
Sabine Oil[6]	1,393	63,730
Templar Energy, Cl. A6	154,052	735,599

Total Common Stocks (Cost $34,468,401)		34,119,980
	Units
Rights, Warrants and Certificates—0.0%
Sabine Oil Tranche 1 Wts., Strike Price $4.49, Exp. 8/11/26[6]	4,421	34,263
Sabine Oil Tranche 2 Wts., Strike Price $2.72, Exp. 8/11/26[6]	787	5,312

Total Rights, Warrants and Certificates (Cost $591,883)		39,575
	Shares
Investment Company—6.1%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.86%[8,9] (Cost $95,487,346)	95,487,346	95,487,346
Total Investments, at Value (Cost $1,577,655,297)	100.9%	1,568,696,982
Net Other Assets (Liabilities)	(0.9)	(14,592,144)

Net Assets	100.0%	$1,554,104,838

Footnotes to Statement of Investments

1. Represents the current interest rate for a variable or increasing rate security.

2. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

3. Subject to a forbearance agreement. Rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

4. Interest or dividend is paid-in-kind, when applicable.

5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $7,776,272 or 0.50% of the Fund’s net assets at period end.

6. Non-income producing security.

7. Security received as the result of issuer reorganization.

8. Rate shown is the 7-day yield at period end.

18        OPPENHEIMER MASTER LOAN FUND, LLC

Footnotes to Statement of Investments (Continued)

9. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares September 30, 2016	Gross Additions	Gross Reductions	Shares June 30, 2017
Oppenheimer Institutional Government Money Market Fund, Cl. E	111,077,624	586,473,652	602,063,930	95,487,346

			Value	Income
Oppenheimer Institutional Government Money Market Fund, Cl. E			$95,487,346	$ 551,677

19        OPPENHEIMER MASTER LOAN FUND, LLC

NOTES TO STATEMENT OF INVESTMENTS June 30, 2017 Unaudited

1. Organization

Oppenheimer Master Loan Fund, LLC (the “Fund”) is organized as a Delaware limited liability company and registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end, management investment company. The Fund’s investment objective is to seek income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security

20        OPPENHEIMER MASTER LOAN FUND, LLC

3. Securities Valuation (Continued)

is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Loans are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include information obtained from market participants regarding broker-dealer price quotations.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source.

21        OPPENHEIMER MASTER LOAN FUND, LLC

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Corporate Loans	$—	$1,421,719,594	$9,554,214	$1,431,273,808
Corporate Bonds and Notes	—	7,776,273	—	7,776,273
Common Stocks	28,008,749	3,559,766	2,551,465	34,119,980
Rights, Warrants and Certificates	—	39,575	—	39,575
Investment Company	95,487,346	—	—	95,487,346

Total Assets	$123,496,095	$1,433,095,208	$12,105,679	$1,568,696,982

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

22        OPPENHEIMER MASTER LOAN FUND, LLC

3. Securities Valuation (Continued)

The table below shows the transfers between Level 1, Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of	Transfers into Level	Transfers out of	Transfers into Level
	Level 1*	2*	Level 2**	3**
Assets Table
Investments, at Value:
Corporate Loans	$–	$–	$(8,603,123)	$8,603,123
Common Stocks	(67,609)	67,609	(761,791)	761,791
Rights, Warrants and Certificates	(38,273)	38,273	–	–

Total Assets	$(105,882)	$105,882	$(9,364,914)	$9,364,914

* Transfers from Level 1 to Level 2 are a result of a change from the use of an exchange traded price to a valuation received from a third-party pricing service or a fair valuation determined based on observable market information other than quoted prices from an active market.

** Transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity for these securities.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”) which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Loans. Under normal market conditions, the Fund will invest at least 80% of its net assets in

23        OPPENHEIMER MASTER LOAN FUND, LLC

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

At period end, securities with an aggregate market value of $1,431,273,808, representing 92.1% of the Fund’s net assets were comprised of loans.

Securities on a When-Issued or Delayed Delivery Basis. The Fund purchases and sells interests in Senior Loans and other portfolio securities on a “when issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. Loans and debt securities are subject to credit risk. Credit risk relates to the ability of the borrower under a loan or issuer of a debt to meet interest or principal payments

24        OPPENHEIMER MASTER LOAN FUND, LLC

4. Investments and Risks (Continued)

or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers subsequently miss an interest payment.

Information concerning securities not accruing income at period end is as follows:

Cost	$39,022,490
Market Value	$31,092,693
Market Value as % of Net Assets	2.00%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. At period end, securities with an aggregate market value of $5,909,638, representing 0.38% of the Fund’s net assets, were subject to these forbearance agreements.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period.

25        OPPENHEIMER MASTER LOAN FUND, LLC

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

26        OPPENHEIMER MASTER LOAN FUND, LLC

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 6/30/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Master Loan Fund, LLC

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	8/15/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	8/15/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	8/15/2017